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                                                              TO 10% CALL
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                PPC                     50             60             75           100            125            150           175
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A-1   WAL                             4.65           3.96           3.22          2.42           1.92           1.57          1.31
      FIRST PAYMENT DATE         7/25/2003      7/25/2003      7/25/2003     7/25/2003      7/25/2003      7/25/2003     7/25/2003
      EXPECTED FINAL MATURITY    8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      WINDOW                      1 -  146       1 -  126       1 -  103       1 -  78        1 -  62        1 -  50       1 -  42
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A-2   WAL                             4.65           3.96           3.22          2.42           1.92           1.57          1.31
      FIRST PAYMENT DATE         7/25/2003      7/25/2003      7/25/2003     7/25/2003      7/25/2003      7/25/2003     7/25/2003
      EXPECTED FINAL MATURITY    8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      WINDOW                      1 -  146       1 -  126       1 -  103       1 -  78        1 -  62        1 -  50       1 -  42
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M-1   WAL                            13.32          11.54           9.48          7.18           5.68           4.64          3.86
      FIRST PAYMENT DATE         8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      EXPECTED FINAL MATURITY    1/25/2018      3/25/2016     12/25/2013     6/25/2011     10/25/2009      8/25/2008    10/25/2007
      WINDOW                    146 -  175     126 -  153     103 -  126      78 -  96       62 -  76       50 -  62      42 -  52
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M-2   WAL                            15.46          13.47          11.16          8.46           6.72           5.49          4.58
      FIRST PAYMENT DATE         1/25/2018      3/25/2016     12/25/2013     6/25/2011     10/25/2009      8/25/2008    10/25/2007
      EXPECTED FINAL MATURITY    2/25/2019      2/25/2017     10/25/2014     1/25/2012      4/25/2010      1/25/2009     2/25/2008
      WINDOW                    175 -  188     153 -  164     126 -  136     96 -  103       76 -  82       62 -  67      52 -  56
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B-1   WAL                            15.65          13.65          11.32          8.57           6.82           5.57          4.65
      FIRST PAYMENT DATE         2/25/2019      2/25/2017     10/25/2014     1/25/2012      4/25/2010      1/25/2009     2/25/2008
      EXPECTED FINAL MATURITY    2/25/2019      2/25/2017     10/25/2014     1/25/2012      4/25/2010      1/25/2009     2/25/2008
      WINDOW                    188 -  188     164 -  164     136 -  136    103 -  103       82 -  82       67 -  67      56 -  56
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B-2   WAL                            15.65          13.65          11.32          8.57           6.82           5.57          4.65
      FIRST PAYMENT DATE         2/25/2019      2/25/2017     10/25/2014     1/25/2012      4/25/2010      1/25/2009     2/25/2008
      EXPECTED FINAL MATURITY    2/25/2019      2/25/2017     10/25/2014     1/25/2012      4/25/2010      1/25/2009     2/25/2008
      WINDOW                    188 -  188     164 -  164     136 -  136    103 -  103       82 -  82       67 -  67      56 -  56
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      ASSUMING TRIGGER EVENT

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                                                              TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                PPC                     50             60             75           100            125            150           175
-----------------------------------------------------------------------------------------------------------------------------------
A-1   WAL                             4.65           3.96           3.22          2.42           1.92           1.57          1.31
      FIRST PAYMENT DATE         7/25/2003      7/25/2003      7/25/2003     7/25/2003      7/25/2003      7/25/2003     7/25/2003
      EXPECTED FINAL MATURITY    8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      WINDOW                      1 -  146       1 -  126       1 -  103       1 -  78        1 -  62        1 -  50       1 -  42
-----------------------------------------------------------------------------------------------------------------------------------
A-2   WAL                             4.65           3.96           3.22          2.42           1.92           1.57          1.31
      FIRST PAYMENT DATE         7/25/2003      7/25/2003      7/25/2003     7/25/2003      7/25/2003      7/25/2003     7/25/2003
      EXPECTED FINAL MATURITY    8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      WINDOW                      1 -  146       1 -  126       1 -  103       1 -  78        1 -  62        1 -  50       1 -  42
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M-1   WAL                            13.32          11.54           9.48          7.18           5.68           4.64          3.86
      FIRST PAYMENT DATE         8/25/2015     12/25/2013      1/25/2012    12/25/2009      8/25/2008      8/25/2007    12/25/2006
      EXPECTED FINAL MATURITY    1/25/2018      3/25/2016     12/25/2013     6/25/2011     10/25/2009      8/25/2008    10/25/2007
      WINDOW                    146 -  175     126 -  153     103 -  126      78 -  96       62 -  76       50 -  62      42 -  52
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M-2   WAL                            16.13          14.08          11.68          8.89           7.05           5.76          4.81
      FIRST PAYMENT DATE         1/25/2018      3/25/2016     12/25/2013     6/25/2011     10/25/2009      8/25/2008    10/25/2007
      EXPECTED FINAL MATURITY    5/25/2021      3/25/2019      7/25/2016     6/25/2013      6/25/2011     12/25/2009    11/25/2008
      WINDOW                    175 -  215     153 -  189     126 -  157     96 -  120       76 -  96       62 -  78      52 -  65
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B-1   WAL                            19.73          17.42          14.58         11.23           8.93           7.31          6.10
      FIRST PAYMENT DATE         5/25/2021      3/25/2019      7/25/2016     6/25/2013      6/25/2011     12/25/2009    11/25/2008
      EXPECTED FINAL MATURITY    4/25/2025      1/25/2023     12/25/2019     3/25/2016      9/25/2013     10/25/2011     6/25/2010
      WINDOW                    215 -  262     189 -  235     157 -  198    120 -  153      96 -  123      78 -  100      65 -  84
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B-2   WAL                            22.88          20.66          17.55         13.63          10.92           8.94          7.47
      FIRST PAYMENT DATE         4/25/2025      1/25/2023     12/25/2019     3/25/2016      9/25/2013     10/25/2011     6/25/2010
      EXPECTED FINAL MATURITY    7/25/2027      5/25/2025      4/25/2022     2/25/2018      3/25/2015      2/25/2013     7/25/2011
      WINDOW                    262 -  289     235 -  263     198 -  226    153 -  176     123 -  141     100 -  116      84 -  97
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